Exhibit 10(o)

                  AMENDED FULL RECOURSE SECURED PROMISSORY NOTE
                  ---------------------------------------------
                               ("MANAGEMENT NOTE")

                                                               December 19, 1997
$500,000.00                                           As Amended October 1, 1999


         FOR VALUE RECEIVED, the undersigned, William S. Wilkey (the "Management Investor"), hereby promises to pay to Amscan Holdings, Inc., a Delaware corporation (the "Company"), or to the legal holder of this Management Note at the time of payment, the principal sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) in lawful money of the United States of America, plus interest, compounded annually (computed on the basis of twelve 30-day months), on the unpaid principal of, accrued and unpaid interest, if any, and other amounts owing in respect of this Management Note, at a rate of 6.65% per annum compounding annually. All principal of, accrued and unpaid interest on, and all fees, expenses and other amounts owing pursuant to the terms of this Management Note will be due and payable on March 15, 2009.

         If the date set for payment of principal or interest hereunder is a Saturday, Sunday or legal holiday, then such payment shall be made an the next succeeding business day.

         This Management Note, as amended herein, evidences a loan made by the Company to the Management Investor to facilitate the purchase by the Management Investor of 6.6666667 shares of Common Stock, par value $0.10 per share, of the Company (the "Shares," which term shall include any additional shares of common stock of the Company pledged pursuant to the Stock Pledge Agreement referred to below) in accordance with the terms of a certain Stock and Option Agreement, dated as of August 10, 1997, by and among the Management Investor and Confetti Acquisition, Inc., which has been merged with and into the Company (as such agreement may be amended from time to time, the "Stock and Option Agreement"), and this Management Note is the note referred to in Section 1(a)(i) of the Stock and Option Agreement. This Management Note has been amended as of October 1, 1999 in connection with the termination of the Management Investor's employment agreement with the Company pursuant to the terms of a Separation Agreement dated October 1, 1999 (the "Separation Agreement") and the execution of a Consulting Agreement between the Company and the Management Investor dated October 1, 1999 (the "Consulting Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Stock and Option Agreement and the Consulting Agreement. Payment of the principal of, interest on and all other amounts owing in respect of this Management Note is secured pursuant to the terms of a certain Stock Pledge Agreement dated as of December 19, 1997 between the Management Investor and the Company (as such agreement may be amended from time to time, the "Stock Pledge Agreement"), reference to which is made for a description of the Collateral provided thereby and the rights of the Company and the holder of this Management Note in respect of such collateral.

         This Management Note shall be payable by the Management Investor in an amount equal to one-quarter of any bonus received by the Management Investor from the Company on the date of receipt of such bonus, on the date of receipt of such bonus corresponding to the 1998 calendar year. An annual installment shall also be payable, calculated as set forth above, from the bonus payable to the Management Investor and referred to in the Separation Agreement. Each of such installments shall be applied first to all fees and expenses due the Company hereunder, then to the payment of accrued interest under this Management Note, and then to the reduction of the outstanding principal amount due under this Management Note. All remaining principal of, accrued and unpaid interest on, and all fees, expenses and other amounts owing pursuant to the terms of this Management Note will be due and payable on March 15, 2009.

         This Management Note is subject to the following further terms and conditions:

         SECTION 1. MANDATORY PREPAYMENT ON SALE OF SHARES. If at any time the Management Investor (or any of the Management Investor's permitted transferees referred to in clauses (i) and (ii) of Section 2.3.2 of the Stockholders' Agreement (the "Stockholders Agreement"), dated as of December 19, 1997, as amended August 6, 1998 among the Management Investor, the Company and certain other stockholders of the Company (the "Permitted Transferees")) receives any proceeds from the sale by the Management Investor (or by any of the Management Investor's Permitted Transferees) of Shares to anyone including a Permitted Transferee, the Net Proceeds (as defined below in this Section 1) from such sale of Shares shall be applied to the prepayment first of unpaid fees and expenses owing hereunder, second to the accrued and unpaid interest hereon and third to the unpaid principal hereof.

         The term "Net Proceeds" shall mean the total proceeds received from the sale of Shares by the Management Investor and the Management Investor's Permitted Transferees, minus an amount equal to (x) any federal, state or local income taxes due and payable in connection with and upon the sale of such Shares and (y) any brokerage commissions or similar transaction expenses incurred by reason of the sale of such Shares.

         The right of the Management Investor (or any of the Management Investor's Permitted Transferees) to receive proceeds upon the sale of Shares is subject to the prior right of the Company (i) in the case of a sale of Shares to the Company, in lieu of the Company paying the proceeds of such sale to the Management Investor or any of the Management Investor's Permitted Transferees, to set off against this Management Note (or apply as a prepayment of this Management Note) an amount equal to the Net Proceeds of such sale (but not to exceed the total of all amounts outstanding pursuant to this Management Note), or (ii) in the case of a sale of Shares to certain other transferees (collectively, the "Management Transfer Parties") permitted (or not prohibited) under Section 2.3 (other than transfers without consideration under clauses
(a)(i) and  (a)(ii) of Section  2.3.2  thereof),  2.4,  2.5 of the  Stockholders
Agreement, in lieu of any of such Management Transfer Parties paying the purchase price therefor to the Management Investor or any of the Management Investor's Permitted Transferees, to direct such Management Transfer Parties to pay an amount equal to the Net Proceeds of such sale to the Company (but not to exceed the total of all amounts outstanding pursuant to this Management Note) which shall set off such amount against this Management Note.

         Concurrently with any prepayment (including by set-off) of any portion of the principal amount of this Management Note pursuant to this Section 1 or
Section 2 hereof, the Company shall make a notation of such payment hereon. If full payment of all unpaid principal of, accrued and unpaid interest on and all fees, expenses and other amounts owing in respect of, this Management Note is made, this Management Note shall be cancelled. Any partial prepayment (including by reason of setoff) shall be applied first to unpaid fees and expenses owing hereunder, second to accrued and unpaid interest hereon and third to the unpaid principal hereof.

         If at any time, or from time to time, on or after the date hereof, the Management Investor or any of the Management Investor's Permitted Transferees shall receive or shall otherwise become entitled to receive from the Company any cash payments, cash dividends or other cash distributions in respect of the Shares, then, and in each case, the Management Investor and any of the Management Investor's Permitted Transferees shall, upon the receipt thereof, pay to the Company an amount equal to the amount of each such payment, dividend or other cash distribution less an amount of cash equal to the product of such payment, dividend or other cash distribution multiplied by the maximum marginal combined United States federal, state and local tax rate applicable to the Management Investor, and the Company shall apply such amount so received to the prepayment of fees and expenses owing under, accrued interest on and unpaid principal of this Management Note in the manner set forth in the first paragraph of this Section 1, and the Company shall not be obligated to make any such cash payment, cash dividend or other cash distribution not theretofore made to which the Management Investor or any of the Management Investor's Permitted Transferees are otherwise entitled in respect of their Shares and may, in lieu thereof, set off the amount of such cash payment, cash dividend or other cash distribution against the accrued interest on and unpaid principal of this Management Note in the manner set forth in the third paragraph of this Section 1.

         In addition to the foregoing, if the Management Investor's Consulting Agreement is terminated for "cause" (as defined therein) all principal, interest, fees, expenses and other amounts then owing pursuant to this Management Note shall become due and payable immediately, and without any required demand, notice or action on the part of the Company or the holders of this Management Note.

         SECTION 2. PAYMENT AND PREPAYMENT. All payments and prepayments of principal of and interest on this Management Note shall be made to the Company or its order, or to the legal holder of this Management Note or such holder's order, in lawful money of the United States of America at the principal offices of the Company (or at such other place as the holder hereof shall notify the Management Investor in writing). The Management Investor may, at its option, prepay this Management Note in whole or in part at any time or from time to time without penalty or premium. Any prepayments of any portion of the principal amount of this Management Note shall be accompanied by payment of all accrued but unpaid interest hereunder. Upon final payment of principal of, interest on, and all fees, expenses and other amounts owing in respect of, this Management Note, it shall be surrendered for cancellation.

         SECTION 3. EVENTS OF DEFAULT. Upon the occurrence of any of the following events ("Events of Default"):

         (a)      failure  to  pay  any  principal  of  this  Management   Note,
                  including any prepayments required hereunder or under the Stock Pledge Agreement, when due;

         (b)      failure  to  pay  any   interest   due   (including   required
                  prepayments) under this Management Note and the Stock Pledge Agreement, when due;

         (c) failure of the Management Investor or the Management Investor's Permitted Transferees to perform such Management Investor's or the Management Investor's Permitted Transferees' obligations under the Stock Pledge Agreement that shall remain unremedied for fifteen (15) days following the date when notice of such failure is delivered to the Management Investor;

         (d)      the  failure  of  the  Management   Investor  to  perform  his
                  obligations under the Separation Agreement and/or the Consulting Agreement, or the material breach of the Separation Agreement and/or the Consulting Agreement which failure or breach remains unremedied for the applicable cure periods provided for therein;

         (e) the Management Investor's commencing a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to him or his debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Management Investor or any substantial part of his property, or consenting to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against him, or making a general assignment for the benefit of creditors, or failing generally to pay his debts as they become due, or taking any action to authorize any of the foregoing; or

         (f) commencement of an involuntary case or other proceeding against the Management Investor seeking liquidation, reorganization or other relief with respect to him or his debt under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Management Investor or any substantial part of his property, and such involuntary case or other proceeding remaining undismissed and unstayed for a period of sixty (60) days; or any order for relief being entered against the Management Investor under the federal bankruptcy laws as now or hereafter in effect;


         then, and in any such event, the holder of this Management Note may declare, by notice of default given to the Management Investor, the entire principal amount of this Management Note to be forthwith due and payable, whereupon the entire principal amount of this Management Note outstanding and any accrued and unpaid interest hereunder shall become due and payable without presentment, demand, protest, notice of dishonor and all other demands and notices of any kind, all of which are hereby expressly waived; provided, however, that in the case of any Event of Default specified in clauses (d) or
(e) above, without any notice to the Management Investor the entire principal amount of this Management Note and any accrued and unpaid interest thereon shall become immediately due and payable without presentment, demand, protest, notice of dishonor and all other demands and notices of any kind, all of which are hereby expressly waived. Upon the occurrence of an Event of Default, the accrued and unpaid interest hereunder shall thereafter bear the same rate of interest as on the principal hereunder, but in no event shall interest be charged that would violate any applicable usury law. If an Event of Default shall occur hereunder, the Management Investor shall, subject to Section 4 hereof, pay the costs and expenses of collection, including reasonable attorneys' fees, incurred by the holder in the enforcement hereof and the enforcement of the rights and remedies granted by the Stock Pledge Agreement.

         No delay or failure by the holder of this Management Note in the exercise of any right or remedy shall constitute a waiver thereof, and no single or partial exercise by the holder hereof of any right or remedy shall preclude any other or future exercise thereof or the exercise of any other right or remedy.

         SECTION 4. FULL RECOURSE. In addition to recourse against the Collateral (as such term is defined in the Stock Pledge Agreement) as provided in the Stock Pledge Agreement, recourse for the payment of the principal of or interest on this Management Note or for any claim based hereon (including without limitation, any fees, expenses, costs of collection or other amounts of whatever nature) shall be had against the Management Investor, his heirs, legal representatives or assigns, directly or indirectly, by way of set-off or otherwise; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly acknowledged and affirmed.

         SECTION 5.  MISCELLANEOUS.

         (a) The provisions of this Management Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of law thereof.

         (b) All notices and other communications hereunder shall be in writing and will be deemed to have been duly given if delivered or mailed in accordance with the Stock and Option Agreement.

         (c) The headings contained in this Management Note are for reference purposes only and shall not affect in any way the meaning or interpretation of the provisions hereof.

         (d) References in this Management Note to the Company shall include any successor to the Company and/or any subsequent holder of this Management Note, as appropriate.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                                  AMSCAN HOLDINGS, INC.


                                                  By: /s/ JAMES M. HARRISON
                                                     --------------------------
                                                     Name:
                                                     Title:


                                                  MANAGEMENT INVESTOR


                                                  By: /s/ WILLIAM S. WILKEY
                                                     --------------------------
                                                     Name:
                                                     Title:



WITNESS:


--------------------------
Name:
Address:


                                   Schedule 1



                         Principal
     Date of             Amount of            Amount of            Date of              Notation
    Borrowing            Borrowing            Repayment           Repayment             Made By
-----------------    -----------------    ----------------    ------------------    -----------------
Dec. 19, 1997          $  500,000.00


